Exhibit 99.1

Desktop Metal Announces First Quarter 2024 Financial Results

●	Revenue of $40.6 million, down less than 2% year over year
●	1Q 2024 net loss of $(52.1) million, impacted by one-time noncash charges related to accelerated amortization and depreciation on certain intangible and fixed assets
●	Adjusted EBITDA of $(13.6 million), a year-over-year improvement of 44%
●	Ongoing cost reduction efforts continue to yield improvements to adjusted EBITDA, gross margins, non-GAAP gross margins, operating expenses, and operating cash flow
●	Quarterly GAAP operating expenses declined 7% year over year. Quarterly non-GAAP operating expenses declined for nine consecutive quarters to $28.6 million, down 45% from the quarter before start of DM’s cost reduction initiative
●	Continue to explore strategic alternatives for Desktop Metal’s photopolymer portfolio to accelerate the path to positive adjusted EBITDA

BOSTON -- Desktop Metal, Inc. (NYSE: DM), a global leader in Additive Manufacturing 2.0 technologies for mass production, today announced its financial results for the first quarter ended March 31, 2024.

“We started 2024 on a solid foot, despite persistent challenges across the capital investment backdrop, which has been a headwind to our overall demand function. The DM team has shown a continued ability to improve operational performance as we decrease our operating expenses for the ninth consecutive quarter,” said Ric Fulop, Founder and CEO of Desktop Metal.

“We are continuing to see strong demand for our production binder jet systems that produce metal, sand and ceramic parts, as well as a constructive environment for the value of Additive Manufacturing 2.0 systems. Looking ahead to the balance of 2024, we are confident in achieving positive adjusted EBITDA in the second half of 2024. Given our strategic cost-outs, we expect strong leverage as sales growth returns.”

First Quarter 2024 Recent Business Highlights:

Corporate

●	Continued execution of cost reduction plans with expectation of positive adjusted EBITDA in the second half of 2024

Product Performance

●	Desktop Health launches ScanUp™ digital dentistry adoption subscription program to modernize dental practice efficiency and patient care
●	Desktop Metal and Evonik expand partnership, announce qualification of INFINAM® ST 6100 L on large format Additive Manufacturing 2.0 systems for high-performance, high-temperature products
●	Desktop Health™ announces Flexcera™ Base Ultra+ dental resin for stronger, more comfortable 3D Printed dentures

First Quarter 2024 Financial Highlights

●	Revenue of $40.6 million, down from $41.3 million in the same quarter a year ago.
●	GAAP gross margin of (5.4)%; Non-GAAP gross margin of 30.5%, a year-over-year improvement of 69.9%. GAAP gross margins impacted by one-time noncash charges related to accelerated amortization and depreciation on certain intangible and fixed assets
●	1Q 2024 net loss of $(52.1) million, impacted by one-time noncash charges related to accelerated amortization and depreciation on certain intangible and fixed assets
●	Adjusted EBITDA of $(13.6) million, a year-over-year improvement of 44.3%
●	Cash, cash equivalents, and short-term investments closed first quarter 2024 at $66.3 million, as rate of cash consumption declined 47% compared to the same year-ago quarter

Financial Outlook

Reaffirm 2024 full year guidance of:

●	Revenue expectation of between $175 million to $215 million for 2024
●	Adjusted EBITDA of between $(30) million to $(10) million for full-year 2024

Desktop Metal has not provided a reconciliation of its Adjusted EBITDA outlook to net income because estimates of all of the reconciling items cannot be provided without unreasonable efforts. See “Non-GAAP Financial Information.”

Conference Call Information:

Desktop Metal will host a conference call on Thursday, May 9, 2024 at 8:30 am ET to discuss first quarter 2024 results. Participants may access the call at 1-888-886-7786, international callers may use 1-416-764-8658, and request to join the Desktop Metal financial results conference call. A simultaneous webcast of the conference call and the accompanying summary presentation may be accessed online at the Events & Presentations section of ir.desktopmetal.com. A replay will be available shortly after the conclusion of the conference call at the same website.

About Desktop Metal:

Desktop Metal (NYSE:DM) is driving Additive Manufacturing 2.0, a new era of on-demand, digital mass production of industrial, medical, and consumer products. Our innovative 3D printers, materials, and software deliver the speed, cost, and part quality required for this transformation. We’re the original inventors and world leaders of the 3D printing methods we believe will empower this shift, binder jetting and digital light processing. Today, our systems print metal, polymer, sand and other ceramics, as well as foam and recycled wood. Manufacturers use our technology worldwide to save time and money, reduce waste, increase flexibility, and produce designs that solve the world’s toughest problems and enable once-impossible innovations. Learn more about Desktop Metal and our #TeamDM brands at www.desktopmetal.com.

Forward-looking Statements:

This press release contains forward-looking statements within the meaning of the federal securities laws. All statements other than statements of historical facts contained in these communications, including statements regarding Desktop Metal’s future results of operations and financial position, financial targets, business strategy, and plans and objectives for future operations, are forward-looking statements. Forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this document, including but not limited to: demand for Desktop Metal’s products and services; the global macro-economic environment; impacts of rapid technological change in the additive manufacturing industry; Desktop Metals’ ability to realize the benefits from cost saving measures; and supply and logistics disruptions, including shortages and delays. For more information about risks and uncertainties that may impact Desktop Metal’s business, financial condition, results of operations and prospects generally, please refer to Desktop Metal’s reports filed with the SEC, including without limitation the “Risk Factors” and/or other information included in the Form 10-K filed with the SEC on March 15, 2024, and such other reports as Desktop Metal has filed or may file with the SEC from time to time. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Desktop Metal, Inc. assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise.

Investor Relations:

(857) 504-1084
DesktopMetalIR@icrinc.com

Media Relations:

Sarah Webster

(313) 715-6988

sarahwebster@desktopmetal.com

DESKTOP METAL, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(UNAUDITED)

(in thousands, except share and per share amounts)

	March 31,	December 31,
	2024	2023
Assets
Current assets:
Cash and cash equivalents	$65,559	$83,845
Current portion of restricted cash	216	233
Short-term investments	495	625
Accounts receivable	35,420	37,690
Inventory	83,097	82,639
Prepaid expenses and other current assets	11,008	11,105
Assets held for sale	1,528	—
Total current assets	197,323	216,137
Restricted cash, net of current portion	612	612
Property and equipment, net	31,651	35,840
Intangible assets, net	146,545	168,259
Other noncurrent assets	35,899	37,153
Total Assets	$412,030	$458,001
Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$18,332	$18,190
Customer deposits	4,271	5,356
Current portion of lease liability	7,793	7,404
Accrued expenses and other current liabilities	24,936	27,085
Current portion of deferred revenue	14,179	11,739
Current portion of long-term debt, net of deferred financing costs	276	330
Total current liabilities	69,787	70,104
Long-term debt, net of current portion	58	89
Convertible notes	112,747	112,565
Lease liability, net of current portion	22,563	23,566
Deferred revenue, net of current portion	3,564	3,696
Deferred tax liability	3,202	3,523
Other noncurrent liabilities	2,771	2,806
Total liabilities	214,692	216,349
Commitments and Contingencies (Note 17)
Stockholders’ Equity
Preferred Stock, $0.0001 par value—authorized, 50,000,000 shares; no shares issued and outstanding at March 31, 2024 and December 31, 2023, respectively	—	—
Common Stock, $0.0001 par value—500,000,000 shares authorized; 329,705,193 and 325,277,419 shares issued at March 31, 2024 and December 31, 2023, respectively, 329,705,193 and 325,271,670 shares outstanding at March 31, 2024 and December 31, 2023, respectively	33	33
Additional paid-in capital	1,917,506	1,908,504
Accumulated deficit	(1,684,323)	(1,632,225)
Accumulated other comprehensive loss	(35,878)	(34,660)
Total Stockholders’ Equity	197,338	241,652
Total Liabilities and Stockholders’ Equity	$412,030	$458,001

See notes to condensed consolidated financial statements

DESKTOP METAL, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(UNAUDITED)

(in thousands, except per share amounts)

	Three Months Ended
	March 31,
	2024	2023
Revenues
Products	$35,631	$36,697
Services	4,969	4,619
Total revenues	40,600	41,316
Cost of sales
Products	39,019	38,891
Services	3,787	3,789
Total cost of sales	42,806	42,680
Gross loss	(2,206)	(1,364)
Operating expenses
Research and development	19,813	23,144
Sales and marketing	11,153	9,607
General and administrative	16,217	18,202
Total operating expenses	47,183	50,953
Loss from operations	(49,389)	(52,317)
Interest expense	(1,491)	(811)
Interest and other expense, net	(1,416)	(71)
Loss before income taxes	(52,296)	(53,199)
Income tax benefit	198	$557
Net loss	$(52,098)	$(52,642)
Net loss per share—basic and diluted	(0.16)	(0.16)
Weighted average shares outstanding, basic and diluted	327,124,115	319,095,656

See notes to condensed consolidated financial statements.

DESKTOP METAL, INC.

CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE LOSS

(UNAUDITED)

(in thousands)

	Three Months Ended
	March 31,
	2024	2023
Net loss	$(52,098)	$(52,642)
Other comprehensive loss, net of taxes:
Unrealized gain (loss) on available-for-sale marketable securities, net	(451)	189
Foreign currency translation adjustment	(767)	1,549
Total comprehensive loss, net of taxes of $0	$(53,316)	$(50,904)

See notes to condensed consolidated financial statements.

DESKTOP METAL, INC.

CONDENSED CONSOLIDATED STATEMENTS OF STOCKHOLDERS’ EQUITY

(UNAUDITED)

(in thousands, except share amounts)

	Three Months Ended March 31, 2024
					Accumulated
					Other
	Common Stock		Additional		Comprehensive	Total
	Voting		Paid-in	Accumulated	(Loss)	Stockholders’
	Shares	Amount	Capital	Deficit	Income	Equity
BALANCE—January 1, 2024	325,271,670	$33	$1,908,504	$(1,632,225)	$(34,660)	$241,652
Exercise of Common Stock options	—	—	—	—	—	—
Vesting of restricted Common Stock	5,749	—	—	—	—	—
Vesting of restricted stock units	4,963,667	—	—	—	—	—
Repurchase of shares for employee tax withholdings	(535,893)	—	(328)	—	—	(328)
Issuance of common stock related to share-based liability awards	—	—	1,997	—	—	1,997
Stock-based compensation expense	—	—	7,333	—	—	7,333
Net loss	—	—	—	(52,098)	—	(52,098)
Other comprehensive income (loss)	—	—	—	—	(1,218)	(1,218)
BALANCE—March 31, 2024	329,705,193	$33	$1,917,506	$(1,684,323)	$(35,878)	$197,338

	Three Months Ended March 31, 2023
					Accumulated
					Other
	Common Stock		Additional		Comprehensive	Total
	Voting		Paid-in	Accumulated	(Loss)	Stockholders’
	Shares	Amount	Capital	Deficit	Income	Equity
BALANCE—January 1, 2023	318,133,434	$32	$1,874,792	$(1,308,954)	$(38,368)	$527,502
Exercise of Common Stock options	495,876	—	597	—	—	597
Vesting of restricted Common Stock	25,375	—	—	—	—	—
Vesting of restricted stock units	1,808,422	—	—	—	—	—
Repurchase of shares for employee tax withholdings	(61,718)	—	(99)	—	—	(99)
Stock-based compensation expense	—	—	8,474	—	—	8,474
Net loss	—	—	—	(52,642)	—	(52,642)
Other comprehensive income (loss)	—	—	—	—	1,738	1,738
BALANCE—March 31, 2023	320,401,389	$32	$1,883,764	$(1,361,596)	$(36,630)	$485,570

See notes to condensed consolidated financial statements.

DESKTOP METAL, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(UNAUDITED)

(in thousands)

	Three Months Ended March 31,
	2024	2023
Cash flows from operating activities:
Net loss	$(52,098)	$(52,642)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	24,185	13,433
Stock-based compensation	7,838	9,313
Amortization (accretion) of discount on investments	—	(382)
Amortization of deferred costs on convertible notes	182	183
Provision for bad debt	123	179
Loss on disposal of property and equipment	30	519
Net decrease in accrued interest related to marketable securities	—	(8)
Net unrealized loss on equity investment	130	402
Deferred tax benefit	(198)	(557)
Foreign currency transaction loss (gain)	488	(25)
Changes in operating assets and liabilities:
Accounts receivable	2,001	2,792
Inventory	(1,763)	(6,892)
Prepaid expenses and other current assets	9	(4,664)
Other assets	2,317	991
Accounts payable	87	(3,011)
Accrued expenses and other current liabilities	(418)	878
Customer deposits	(1,046)	705
Current portion of deferred revenue	2,397	1,127
Change in right of use assets and lease liabilities, net	(1,684)	(1,493)
Other liabilities	11	1,806
Net cash used in operating activities	(17,409)	(37,346)
Cash flows from investing activities:
Purchases of property and equipment	(93)	(1,011)
Proceeds from sale of property and equipment	—	3,071
Purchase of marketable securities	—	(4,973)
Proceeds from sales and maturities of marketable securities	—	64,840
Cash paid for acquisitions, net of cash acquired	—	(500)
Net cash (used in) provided by investing activities	(93)	61,427
Cash flows from financing activities:
Proceeds from the exercise of stock options	—	597
Payment of taxes related to net share settlement upon vesting of restricted stock units	(328)	(99)
Repayment of loans	(79)	(250)
Net cash (used in) provided by financing activities	(407)	248
Effect of exchange rate changes on cash, cash equivalents and restricted cash	(394)	217
Net increase (decrease) in cash, cash equivalents, and restricted cash	(18,303)	24,546
Cash, cash equivalents, and restricted cash at beginning of period	84,690	81,913
Cash, cash equivalents, and restricted cash at end of period	$66,387	$106,459

Supplemental disclosures of cash flow information

Reconciliation of cash, cash equivalents and restricted cash reported within the condensed consolidated balance sheets that sum to the total shown in the condensed consolidated statements of cash flows:

Cash and cash equivalents	$65,559	$101,252
Restricted cash included in other current assets	216	4,595
Restricted cash included in other noncurrent assets	612	612
Total cash, cash equivalents and restricted cash shown in the condensed consolidated statements of cash flows	$66,387	$106,459

Supplemental cash flow information:
Interest paid	$—	$—
Taxes paid	$—	$—

Non-cash investing and financing activities:
Net unrealized gain on investments	$—	$(189)
Additions to right of use assets and lease liabilities	$863	$1,531
Purchase of property and equipment included in accounts payable	$190	$183
Purchase of property and equipment included in accrued expense	$—	$32
Transfers from property and equipment to inventory	$—	$275
Transfers from PP&E to Asset Held-For-Sale	$1,528	6,040
Transfers from inventory to property and equipment	$772	$1,067

See notes to condensed consolidated financial statements.

Non-GAAP Financial Information

This press release contains non-GAAP financial measures, including non-GAAP gross margin, non-GAAP operating loss, non-GAAP net loss, non-GAAP operating expense, EBITDA and Adjusted EBITDA.

●	We define non-GAAP gross margin as GAAP gross margin excluding the effect of stock-based compensation, amortization of acquired intangible assets, restructuring, acquisition-related and integration costs, and inventory step-up adjustments
●	We define non-GAAP operating loss as GAAP operating loss excluding the effect of stock-based compensation, amortization of acquired intangible assets, restructuring, inventory step-up adjustments, and acquisition-related and integration costs
●	We define non-GAAP net loss as GAAP net loss excluding the effect of stock-based compensation, amortization of acquired intangible assets, restructuring, inventory step-up adjustments, acquisition-related and integration costs, and change in fair value of investments
●	We define non-GAAP operating expense as GAAP operating expense excluding the effect of stock-based compensation, amortization of acquired intangible assets, restructuring, and acquisition-related and integration costs including in operating expenses
●	We define EBITDA as GAAP net income (loss) excluding interest, income taxes, and depreciation and amortization expense
●	We define Adjusted EBITDA as EBITDA excluding change in fair value of investments, inventory step-up adjustments, stock-based compensation, restructuring, and acquisition-related and integration costs

In addition to Desktop Metal’s results determined in accordance with GAAP, Desktop Metal’s management uses this non-GAAP financial information to evaluate the Company’s ongoing operations and for internal planning and forecasting purposes. We believe that this non-GAAP financial information, when taken collectively, may be helpful to investors in assessing Desktop Metal’s operating performance.

We believe that the use of Non-GAAP gross margin, non-GAAP operating loss, non-GAAP net loss, non-GAAP operating expense, EBITDA and Adjusted EBITDA provides an additional tool for investors to use in evaluating ongoing operating results and trends because it eliminates the effect of financing, capital expenditures, and non-cash expenses such as stock-based compensation and warrants, and provides investors with a means to compare Desktop Metal’s financial measures with those of comparable companies, which may present similar non-GAAP financial measures to investors. However, investors should be aware that when evaluating non-GAAP gross margin, non-GAAP operating loss, non-GAAP net loss, non-GAAP operating expense, EBITDA and Adjusted EBITDA, we may incur future expenses similar to those excluded when calculating these measures. In addition, our presentation of these measures should not be construed as an inference that our future results will be unaffected by unusual or non-recurring items. Our computation of these measures may not be comparable to other similarly titled measures computed by other companies because not all companies calculate these measures in the same fashion.

Because of these limitations, non-GAAP gross margin, non-GAAP operating loss, non-GAAP net loss, non-GAAP operating expense, EBITDA and Adjusted EBITDA should not be considered in isolation or as a substitute for performance measures calculated in accordance with GAAP. We compensate for these limitations by relying primarily on our GAAP results and using non-GAAP gross margin, non-GAAP operating loss, non-GAAP net loss, non-GAAP operating expense, EBITDA and Adjusted EBITDA on a supplemental basis. Management uses, and investors should consider, our non-GAAP financial measures only in conjunction with our GAAP results. Desktop Metal has not provided a reconciliation of its Adjusted EBITDA outlook to net income because estimates of all of the reconciling items cannot be provided without unreasonable efforts.

Set forth below is a reconciliation of each non-GAAP financial measure used in this press release to its most directly comparable GAAP financial measure.

DESKTOP METAL, INC.

NON-GAAP RECONCILIATION TABLE

(in thousands)

	For the Three Months Ended
	March 31,
(Dollars in thousands)	2024	2023
GAAP gross margin	$(2,206)	$(1,364)
Stock-based compensation included in cost of sales(1)	568	680
Amortization of acquired intangible assets included in cost of sales(2)	14,340	6,927
Restructuring expense in cost of sales(2)	(309)	717
Acquisition-related and integration costs included in cost of sales	—	479
Non-GAAP gross margin	$12,393	$7,439

GAAP operating loss	$(49,389)	$(52,317)
Stock-based compensation(2)	7,838	9,313
Amortization of acquired intangible assets	21,047	10,442
Restructuring expense(3)	3,007	3,618
Acquisition-related and integration costs	1,255	1,406
Non-GAAP operating loss	$(16,242)	$(27,538)

GAAP net loss	$(52,098)	$(52,642)
Stock-based compensation(2)	7,838	9,313
Amortization of acquired intangible assets	21,047	10,442
Restructuring expense(3)	3,007	3,618
Acquisition-related and integration costs	1,255	1,406
Change in fair value of investments	1,317	179
Non-GAAP net loss	$(17,634)	$(27,684)

(1) Includes immaterial and $0.2 million of liability-award stock-based compensation expense for the three months ended March 31, 2024 and 2023.

(2) Includes $0.5 million and $1.6 million of liability-award stock-based compensation expense for the three months ended March 31, 2024 and 2023, respectively.

(3) Includes $0.4 million of depreciation classified as restructuring charges.

DESKTOP METAL, INC.

NON-GAAP OPERATING EXPENSE RECONCILIATION TABLE

(in thousands)

	For the Three Months Ended
	March 31,
(Dollars in thousands)	2024	2023
GAAP operating expenses	$47,183	$50,953
Stock-based compensation included in operating expenses(1)	(7,270)	(8,633)
Amortization of acquired intangible assets included in operating expenses	(6,707)	(3,515)
Restructuring expense included in operating expenses	(3,316)	(2,901)
Acquisition-related and integration costs included in operating expenses	(1,255)	(927)
Non-GAAP operating expenses	$28,635	$34,977

(1) Includes $0.5 million and $1.6 million of liability-award stock-based compensation expense for the three months ended March 31, 2024 and 2023, respectively.

DESKTOP METAL, INC.

NON-GAAP ADJUSTED EBITDA RECONCILIATION TABLE

(in thousands)

	For the Three Months Ended
	March 31,
(Dollars in thousands)	2024	2023
Net loss attributable to common stockholders	$(52,098)	$(52,642)
Interest expense	1,491	811
Income tax benefit	(198)	(557)
Depreciation and amortization (2)	24,185	13,433
EBITDA	(26,620)	(38,955)
Change in fair value of investments	1,317	179
Stock-based compensation expense(1)	7,838	9,313
Restructuring expense (2)	2,592	3,618
Acquisition-related and integration costs	1,255	1,406
Adjusted EBITDA	$(13,618)	$(24,439)

(1) Includes $0.5 million and $1.6 million of liability-award stock-based compensation for the three months ended March 31, 2024 and 2023, respectively.

(2) In connection with the Photopolymer Initiative, we recorded incremental depreciation of $0.4 million and incremental amortization of $11.2 million for the shortened useful life various fixed assets and intangibles to restructuring charges. These amounts are listed in the depreciation and amortization line.